UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Surge Components, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SURGE COMPONENTS, INC.

  95 East Jefryn Blvd.

  Deer Park, New York 11729

October 27, 2014

Dear Stockholders:

It is our pleasure to invite you to the 2014 Annual Meeting of Stockholders of Surge Components, Inc. (“Surge” or the “Company”). We will hold the meeting on Wednesday, November 26, 2014, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729 at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Surge.

Sincerely,

/s/ Ira Levy
Chief Executive Officer, President and Director

SURGE COMPONENTS, INC.

95 East Jefryn Blvd.

Deer Park, New York 11729

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 26, 2014

To our Stockholders:

Notice is hereby given that the 2014 annual meeting of the stockholders of Surge Components, Inc.  (“Surge” or the “Company”) will be held on Wednesday, November 26, 2014, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, at 10:00 a.m., local time. At the annual meeting or any postponement, adjournment or delay thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:

1.	to elect two directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	to approve, on a non-binding advisory basis, the executive compensation of our named executive officers as described in this proxy statement;

3.	to vote, on a non-binding advisory basis, on the frequency of stockholder advisory votes on executive compensation;

4.	to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2014; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on October 10, 2014 are entitled to notice of, and to vote at, the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD, “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION, AND “FOR” EACH OF THE OTHER PROPOSALS.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Ira Levy
Chief Executive Officer, President and Director

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about October 27, 2014.

Important Notice Regarding the Availability of Proxy Materials for the

Surge Components, Inc. Annual Meeting of Stockholders to be Held on November 26, 2014

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended November 30, 2013 are available at the Investor Relations portion of our website at http://www.surgecomponents.com.

SURGE COMPONENTS, INC.

TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Annual Meeting	1

Proposal No. 1: Election of Directors	6
Directors and Executive Officers	6
Transactions with Related Persons, Promoters and Certain Control Persons	8
Procedures for Review and Approval of Transactions with Related Persons	8
Section 16(a) Beneficial Ownership Reporting Compliance	8
Vote Required	8
Recommendation of the Board	8

Proposal No. 2: Approval of Compensation of Named Executive Officers	9
Vote Required	9
Recommendation of the Board	9

Proposal No. 3: Approval of Frequency of Stockholder Advisory Vote Regarding Compensation Awarded To Named Executive Officers	10
Vote Required	10
Recommendation of the Board	10

Proposal No. 4: Ratification of Appointment of our Independent Registered Public Accounting Firm	11
Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2012 and 2013	11
Audit Committee Pre-Approval Policies and Procedures	11
Vote Required	11
Recommendation of the Board	11

Security Ownership of Certain Beneficial Owners and Management	12

Corporate Governance	14
Director Independence	14
Board and Committee Meetings	14
Board Committees	14
Audit Committee	14
Compensation Committee	15
Nominating and Corporate Governance Committee	15
Director Nominations	15
Board Leadership Structure	16
Board Role in Risk Oversight	16
Code of Ethics	16
Stockholder Communications with the Board	16

Audit Committee Report	17

Executive Compensation	18
Summary Compensation Table	18
Employment Agreements	18
Director Compensation	18
Outstanding Equity Awards at Fiscal Year-End	19

Stockholder Proposals	20

Proxy Solicitation	20

Annual Report	20

Delivery of Proxy Materials to Households	20

Other Matters	21

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished by the Board of Directors of Surge Components, Inc. (the “Board”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders or any postponement, adjournment or delay thereof (the “Annual Meeting”) to be held at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, on Wednesday, November 26, 2014, at 10:00 a.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about October 27, 2014.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Surge,” “we,” “our,” “us” and “the Company” to refer to Surge Components, Inc.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on October 10, 2014, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, we sent this Proxy Statement and a proxy card directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

1

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

•	to elect two directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	to approve, on a non-binding advisory basis, the executive compensation of our named executive officers as described in this Proxy Statement;

•	to vote, on a non-binding advisory basis, on the frequency of stockholder advisory votes on executive compensation;

•	to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2014; and

•	to consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of the nominees to the Board, “Three Years” on the frequency of future advisory votes on executive compensation, and “FOR” each of the other proposals.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or over the Internet. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer telephone and Internet voting, availability and specific procedures vary.

•	In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to the Corporate Secretary of Surge;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

2

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board, “Three Years” on the frequency of future advisory votes on executive compensation, and “FOR” each of the other proposals.

Q:	Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. All of proposals other than the ratification of the appointment of Seligson & Giannattasio, LLP, are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at a stockholder meeting.

Q:	What are the voting requirements to approve each of the proposals?

A:

In the election of directors, each director receiving a plurality of affirmative “FOR” votes will be elected. You may withhold votes from any or all nominees.

For the proposal for the frequency of advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Abstentions will not affect the outcome of the vote on the proposal.

The proposals for the advisory vote for executive compensation and the ratification of the appointment of Seligson & Giannattasio, LLP, as our independent registered public accounting firm for the fiscal year ending November 30, 2014 require the affirmative “FOR” votes of a majority of the votes cast on the matter.  Abstentions will not affect the outcome of the vote on any of these proposals.

Q:	How many votes do I have?

A:	If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold. As of October 10, 2014, the record date, there were 9,060,012 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand. We have no reason to expect that any of the nominees will not stand for election.

3

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ira Levy and Steven Lubman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the Annual Meeting, either in person or by proxy, totaling 4,530,006 shares.

Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:

You are entitled to attend the Annual Meeting only if you were a stockholder of Surge as of the close of business on October 10, 2014 or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted. If you are not a stockholder of record but hold shares through a bank, broker or other nominee (i.e., in street name), you should be prepared to provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 10, 2014, a copy of the voting instruction card provided to you by your bank, broker or other nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on November 26, 2014, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, at 10:00 a.m., local time. You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your bank, broker or other nominee. You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your bank, broker or other nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Surge or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

4

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the frequency of future advisory votes on executive compensation, you may vote for “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN.” For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Surge is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	How may I obtain Surge’s 2013 Annual Report on Form 10-K and other financial information?

A:

A copy of our 2013 Annual Report on Form 10-K (the “Annual Report”) is being sent to stockholders along with this Proxy Statement. Stockholders may request an additional free copy of the Annual Report and other financial information by contacting us at:

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

Attention: Corporate Secretary

(631) 595-1818

We will also furnish any exhibit to the Annual Report if specifically requested.

Alternatively, current and prospective investors can access the Annual Report at the Investor Relations portion of our website at http://www.surgecomponents.com. Our filings with the Securities and Exchange Commission (“SEC”) are also available free of charge at the SEC’s website at www.sec.gov.

Q:	What if I have questions for Surge’s transfer agent?

A:

Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, New York 10004

Telephone: (212) 509-4000

Q:	Who can help answer my questions?

A:

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

Attention: Corporate Secretary

Telephone: (631) 595-1818

5

 PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our board of directors is classified into the following three classes:

Name	Class	Term Expires
Lawrence Chariton	Class C	Nominee in 2014 for term ending in 2017
Gary Jacobs	Class C	Nominee in 2014 for term ending in 2017
Ira Levy	Class A	2016
Steven J. Lubman	Class A	2016
Alan Plafker	Class B	2015
David Siegel	Class B	2015

At the Annual Meeting, stockholders will be asked to elect each of Lawrence Chariton and Gary Jacobs as Class C directors, each to hold office until the 2017 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

The Board has nominated each of Lawrence Chariton and Gary Jacobs, who each currently serve as a director, to stand for reelection at the Annual Meeting. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of Mr. Chariton and Mr. Jacobs.

We have been advised by each of Mr. Chariton and Mr. Jacobs that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board. The election of directors will be determined by a plurality of the votes cast.

Directors and Executive Officers

Our executive officers and directors, and their ages, positions and offices with us are as follows:

Name	Age	Position and Offices with Surge
Ira Levy	57	Chief Executive Officer, Chief Financial Officer, President and Director
Steven J. Lubman	59	Vice President, Secretary and Director
Alan Plafker*(1)(2)(3)	55	Director
David Siegel	88	Director
Lawrence Chariton*(1)(2)(3)	56	Director
Gary Jacobs*(1)(2)(3)	56	Director

* Independent director

(1)	Member of Compensation Committee.
(2)	Member of Audit Committee
(3)	Member of Nominating and Corporate Governance Committee

The following is a brief summary of the background of each of our directors and executive officers. In addition, the following brief summary includes specific information about each director’s experience, qualifications, attributes or skills that led the board to the conclusion that the individual is qualified to serve on our board, in light of our business and structure. There are no family relationships among any of the directors or executive officers, other than David Siegel being the father-in-law of Ira Levy.

Ira Levy has served as our President, Chief Executive Officer and director since our inception in November 1981, and as Chief Financial Officer since March 2010. From 1976 to 1981, Mr. Levy was employed by Capar Components Corp., an importer and supplier of capacitor and resistor products.

6

 Steven J.  Lubman has served as our Vice President, Secretary and a director since our inception in November 1981.  From 1975 to 1981, Mr. Lubman was employed by Capar Components, Inc.

Alan Plafker has served as a director since June 2001. Since July 2000, Mr. Plafker has served as President and Chief Executive Officer of Member Brokerage Service LLC, a credit union service organization owned by Melrose Credit Union, and also serves as director of business services for the credit union. Mr. Plafker has more than 30 years of management experience in the insurance and credit union industries. He is a New York State licensed insurance agent and broker. Mr. Plafker has earned certification as a Certified Professional Insurance Agent from the AIMS Society and earned the CIC designation from the Society of Certified Insurance Counselors. He has also earned the CUBLP (Credit Union Business Lending Professional) designation from the CUNA Business Lending Certification Institute. In addition, he is a past President and currently serves on the Board of Directors of the Professional Insurance Agents Association of New York State, and currently serves as Treasurer on the Board of Directors for the New York Independent Livery Drivers Benefit Fund, a New York State benefit fund providing injury benefits for livery drivers, to comply with the Workers’ Compensation Board regulations. Mr. Plafker received a Bachelor’s degree in business administration from Adelphi University.

David Siegel has served as a director since 1983, and previously served as Chairman of the Board from 1983 to February 2000. Mr. Siegel has been in the electronics distribution business for over 50 years. Mr. Siegel was also a director and member of the Corporate Governance and Special Committees of Nu Horizons, Inc., a distributor of electronic components, until its acquisition in January 2011 by Arrow Electronics, Inc. Since 1983, Mr. Siegel has held executive level positions at Great American Electronics, a distribution company which he founded, and is currently serving as its President. Mr. Siegel has served on the Board of Directors of a number of public companies in the electronics industry. Mr. Siegel was a member of the Board of Directors of Kent Electronics Corporation for over ten years and helped Kent Electronics complete a successful sale of the company to Avnet, Inc. in 2001. Mr. Siegel has also served on the Board of Directors of Diplomat Electronics Inc. and Quantech Electronics Corporation. Mr. Siegel served on the board of directors of Micronetics, Inc. from April 1987 to June 2012, a publicly traded manufacturer of microwave and radio frequency (RF) components, until its acquisition by Mercury Computer Systems, Inc.

Lawrence Chariton has served as a director since 2001. Since May 2008, he has served as a consultant to Great American Jewelry, a retail jewelry firm. He served for 32 years as Chief Operating Officer of Linda Shop Jewelry, a retail jewelry firm. Mr. Chariton previously served as a member of the Board of Directors of New Island Hospital in Bethpage New York and subsequently served as a member of the Board of Directors of St. Joseph Hospital from February 2007 to December 2010. Mr. Chariton served on the Board of Directors of Jewish National Fund of Long Island. Mr. Chariton has a Bachelor’s degree in Accounting from Hofstra University.

Gary M. Jacobs has served as a director since July 2003. He currently serves as a consultant to several companies, providing advisory services in the areas of turn-around and financial and operational efficiencies. Mr. Jacobs served as the Chief Financial Officer of Chem Rx from June 2008 until March 2011. From May 2005 to June 2008, Mr. Jacobs was the Chief Financial Officer and Chief Operating Officer of Gold Force International, Ltd., a supplier of gold, silver and pearl jewelry to U.S. retail chains, and Karat Platinum LLC, a developer of an alternative to platinum. From July 2003 to April 2005, Mr. Jacobs served as President of The Innovative Companies, LLC, a supplier of natural stone.  From October 2001 to February 2003, Mr. Jacobs served as Executive Vice President of Operations and Corporate Secretary of The Hain Celestial Group, Inc., a food and personal care products company. Mr. Jacobs also served as Executive Vice President of Finance, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc. from September 1998 to October 2001. Prior to that, Mr. Jacobs was the Chief Financial Officer of Graham Field Health Products, Inc., a manufacturing and distribution company. Mr. Jacobs served for 13 years as a member of the audit staff of Ernst & Young LLP, where he attained the position of senior manager.  He is a certified public accountant and received a Bachelor’s of Business Administration degree in accounting from Adelphi University.

7

We believe that each of our directors has the experience, qualifications, attributes and skills that enable them to make a positive contribution to our board for the following reasons:

  Both Mr. Levy and Mr. Lubman have been in the electronic components business for over 30 years and have a vast knowledge of this business. Mr. Levy’s and Mr. Lubman’s experience in and knowledge of the electronics components business led to the conclusion that Mr. Levy and Mr. Lubman should serve on our board.

Alan Plafker has been an executive in the insurance industry for over 20 years and is knowledgeable in financial matters, including reviewing financial statements. Mr. Plafker’s experience in the insurance industry and knowledge of financial matters led to the conclusion that he should serve on our board.

David Siegel has served on the boards of other public companies and is very familiar with the required public filings that a public company must make and as a result he is able to easily communicate with the company’s advisors, including their attorneys. Mr. Siegel’s experience on the board of directors of other public companies and his ability to communicate with our advisers led to the conclusion that he should serve on our board.

Lawrence Chariton experience as a sales manager of a jewelry store gives him experience in running a small business like ours. Mr. Chariton’s experience running a small business led to the conclusion that he should serve on our board.

Gary Jacobs’s experience as a certified public accountant and Chief Financial Officer makes him extremely qualified to review and discuss our financial results and to make recommendations regarding our financial position. Mr. Jacobs’s experience as a certified public accountant and Chief Financial Officer led to the conclusion that he should serve on our board.

 Transactions with Related Persons, Promoters and Certain Control Persons

The following is a description of transactions with our executive officers, directors or 5% stockholders during the past two years. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future related party transactions will be approved by our audit committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.

Surge and Challenge both lease their current executive offices from Great American Realty of Jefryn Blvd., LLC, an entity owned equally by Ira Levy, our Chief Executive Officer, President and Secretary, Steven Lubman, our vice president, and an individual who is not affiliated with us.   Our lease is through September 2020 and our annual minimum rent payments were approximately $223,000 and $255,000 for fiscal 2012 and 2013, respectively, which reflect market rates.

In May 2002, we and Ira Levy became sole owners of Surge Components, Limited (“Surge Limited”), a Hong Kong corporation. Under current Hong Kong law, Surge Limited is required to have at least two shareholders. We own 999 shares of Surge Limited’s outstanding common stock and Mr. Levy owns one share of the outstanding common stock. No payments have been made to Mr. Levy in connection with this share ownership. Mr. Levy has assigned his rights regarding his one share to us. Surge Limited started doing business in July 2002. During fiscal 2012 and fiscal 2013, Surge Limited’s revenues were $4,200,000 and $4,100,000, respectively.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and holders of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended November 30, 2013 except for one late Form 4 for Alan Plafker and two late Form 4s for Michael Tofias.

Vote Required

Each nominee receiving a plurality of affirmative votes will be elected to the Board. You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of the two nominees to the Board to serve until the 2017 Annual Meeting and until their successors are duly elected and qualify.

8

PROPOSAL NO. 2: APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers.

Our executive compensation program and compensation paid to our named executive officers are described in this Proxy Statement. Our compensation programs are overseen by the Board and our compensation committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

           •   Attract and retain the best talent.

           •   Support our culture of performance.

           •   Align employee interests with long-term stockholder interests in the overall success of the Company.

  To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

  The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving the Company’s core objectives and goals. Accordingly, the Board is asking you to vote on the adoption of the following resolution:

   RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, including the compensation tables and related narrative discussion.

Vote Required

  The affirmative vote of a majority of the votes cast on the matter is required to approve this proposal.  Abstentions and “broker non-votes” will have no effect on the outcome of the vote.

  The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers, which is disclosed elsewhere in this Proxy Statement.  The vote is advisory, and therefore is not binding on the Company or the Board in any way.  Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that have already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions.  However, the Board values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the foregoing resolution.

9

PROPOSAL NO. 3:  APPROVAL OF FREQUENCY OF STOCKHOLDER ADVISORY VOTE REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

We are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every year, every two years, or every three years, or you may abstain. At the 2013 annual meeting of stockholders, our stockholders indicated by their advisory vote their preference to hold say-on-pay votes on an annual basis. After taking into consideration the foregoing results from the 2013 annual meeting, our board of directors determined to once again seek an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. We believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

Vote Required

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Board will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to the Board.

Recommendation of the Board

The Board recommends a vote for a frequency of once every “THREE YEARS” for the stockholder advisory vote on compensation awarded to our named executive officers.

10

PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2014. Although this appointment does not require ratification, the Board has directed that the appointment of Seligson & Giannattasio, LLP be submitted to stockholders for ratification due to the significance of their appointment to us. If stockholders do not ratify the appointment of Seligson & Giannattasio, LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending November 30, 2015.

Seligson & Giannattasio, LLP served as our independent registered public accounting firm for the fiscal year ended November 30, 2013. A representative of Seligson & Giannattasio, LLP is expected to be present at the Annual Meeting.

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2012 and 2013

The following table sets forth the aggregate fees billed to us for the fiscal years ended November 30, 2012 and 2013 by Seligson & Giannattasio, LLP:

	2012	2013
Audit Fees (1)	$100,000	$136,340
Tax Fees (2)	$8,000	$12,000

(1)	Audit Fees represent the aggregate fees for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax fees represent the aggregate fees billed for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal independent accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal independent accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has preapproved all of the services provided by our principal independent accountants in 2014.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2014. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2014.

11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on October 10, 2014 by:

•	each person or group who beneficially owns more than 5% of our common stock;

•	each of our directors and officers; and

•	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired within sixty days from October 10, 2014, as a result of the exercise of options and warrants. Accordingly, common stock issuable upon exercise of options and warrants that are currently exercisable or exercisable by such date have been included in the table with respect to the beneficial ownership of the person or entity owning the options and warrants, but not with respect to any other persons or entities.

The percentage of ownership for each holder is based on 9,060,012 shares of common stock outstanding on October 10, 2014, plus any presently exercisable stock options and warrants held by each such holder, and options and warrants held by each such holder that will become exercisable within sixty days after such date.

	Number of Shares of Common Stock		Percentage of Common Stock
Name and address of Beneficial Owner (1)	Beneficially Owned		Beneficially Owned (2)

Ira Levy	1,053,868	(3)(7)(8)	11.18%

Steven J. Lubman	870,938	(3)(6)(9)	9.28%

Lawrence Chariton	162,000	(4)(6)	1.78%

Alan Plafker	25,000	(6)	*

David Siegel	117,000	(4)(6)	1.28%

Gary Jacobs	112,000	(4)(5)(6)	1.22%

All directors and executive officers as a group (6 persons)	2,340,806		24.76%

Michael Tofias
325 North End Avenue, Apt. 25B	1,664,176		18.40%
New York, New York 10282

Brad Rexroad
970 Reserve Drive, Suite 126	506,613	5.59%
Roseville, CA 95678

* Less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Surge Components, Inc., 95 East Jefryn Boulevard, Deer Park, NY 11729.

12

(2) Applicable percentage ownership is based on 9,060,012 shares of common stock outstanding as of October 10, 2014, together with securities exercisable or convertible into shares of common stock within 60 days of such date for each stockholder.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock that are currently exercisable or exercisable within 60 days of such date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 250,000 shares issuable upon exercise of options with an exercise price of $0.25, because the options are exercisable within 60 days.

(4) Includes 25,000 shares issuable upon exercise of options with an exercise price of $0.25, because the options are exercisable within 60 days.

(5) Includes 50,000 shares issuable upon exercise of options with an exercise price of $0.51, because the options are exercisable within 60 days.

(6) Includes 25,000 shares issuable upon exercise of options with an exercise price of $0.82, because the options are exercisable within 60 days.

(7) Includes 50,000 shares issuable upon exercise of options with an exercise price of $0.82, because the options are exercisable within 60 days.

(8) Includes 62,500 shares issuable upon exercise of options with an exercise price of $0.80, because the options are exercisable within 60 days.

(9) Includes 45,938 shares issuable upon exercise of options with an exercise price of $0.80, because the options are exercisable within 60 days.

As of October 10, 2014, there were 23,700 shares of Series C Preferred Stock issued and outstanding. The following table sets forth as of such date, the number of shares of Series C Preferred Stock held of record or beneficially (i) by each person who held of record, or was known by us to own beneficially, more than five percent of the outstanding shares of common stock, (ii) by each director and (iii) by all officers and directors as a group:

Name of Beneficial Owner	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage of Series C Preferred Stock Beneficially Owned
All directors and officers as a group	0	0
Gabriel Cerrone (1)	10,000	30.58%
Stonehenge Asset Fund, LLC (1)	7,500	22.94%
Glenn Chwatt (1)	3,000	9.17%
Summit Capital Associates (1)	2,000	6.12%

(1) The stockholder has no affiliation with us. We have requested information from the stockholder regarding the natural person who has voting and dispositive power over the shares held by the stockholder, and has been unable to obtain such information because the Series C Preferred Stockholders have not responded to our request for information.

13

CORPORATE GOVERNANCE

Director Independence

The Board has determined that each of Messrs. Chariton, Plafker and Jacobs qualify as “independent” under the listing standards of the Nasdaq Capital Market as well as Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Board and Committee Meetings

During the fiscal year ended November 30, 2013, the Board held six meetings.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees).  We have no written policy regarding director attendance at annual meetings of stockholders.

Board Committees

The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board. Each committee operates under a charter that has been approved by the board of directors, and which is available on our website at http://www.surgecomponents.com.

Audit Committee

Our Audit Committee is comprised of Messrs. Chariton, Plafker and Jacobs, each of whom is an independent director of the Board. Mr. Jacobs serves as chairman of the Audit Committee. Our board of directors has determined that Mr. Jacobs is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. During the fiscal year ended November 30, 2013, the Audit Committee held four meetings.

The Audit Committee is authorized to:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditor’s audit and non-audit services rendered;

•	approve the audit fees to be paid;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	oversee internal audit functions;

•	prepare the report of the Audit Committee that SEC rules require to be included in our annual meeting proxy statement.

14

Compensation Committee

Our Compensation Committee is comprised of Messrs. Chariton, Plafker and Jacobs, each of whom is an independent director. Mr. Jacobs serves as chairman of the Compensation Committee. During the fiscal year ended November 30, 2013, the Compensation Committee held four meetings.

The Compensation Committee is authorized to:

•	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

•	establish and review general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals;

•	administer our stock incentive plans; and

•	prepare the report of the Compensation Committee that SEC rules require to be included in our annual meeting proxy statement.

 Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Chariton, Plafker and Jacobs, each of whom is an independent director. Mr. Jacobs serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee did not hold any meetings during the fiscal year ended November 30, 2013.

The Nominating and Corporate Governance Committee is authorized to:

•	identify and nominate members of the board of directors;

•	oversee the evaluation of the board of directors and management;

•	develop and recommend corporate governance guidelines to the board of directors;

•	evaluate the performance of the members of the board of directors;

•	make recommendations to the board of directors as to the structure, composition and functioning of the board of directors and its committees.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating and Corporate Governance Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or medical research/practice experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating and Corporate Governance Committee by current Board members, stockholders, officers or other persons. The Nominating and Corporate Governance Committee will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and board of directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

15

The Nominating and Corporate Governance Committee also considers stockholder recommendations for director nominees that are properly received in accordance with our By-Laws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in our best interests and in the best interests of our shareholders to combine these roles.  Mr. Levy has served as our Chairman since November 1981. Due to our small size and early stage position, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Board Role in Risk Oversight

Our board of directors is primarily responsible for overseeing our risk management processes on behalf of our board of directors.  The board of directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The board of directors focuses on the most significant risks facing us and our general risk management strategy, and also ensures that risks undertaken by management are consistent with the board’s appetite for risk. While the board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our board leadership structure supports this approach.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees. A copy of the code of ethics is accessible on our website at http://www.surgecomponents.com. Additional copies of the code of ethics may be obtained without charge, from us by writing or calling: 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary, Telephone: (631) 595-1818.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Surge regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

16

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended November 30, 2013 with both management and Seligson & Giannattasio, LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended November 30, 2013 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Seligson & Giannattasio, LLP, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2013.

AUDIT COMMITTEE

Gary Jacobs (Chairman)
Alan Plafker
Lawrence Chariton

17

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our principal executive officer and any other executive officer whose total annual salary and bonus for the years ended November 30, 2012 and November 30, 2013 exceeded $100,000.

Name and Position	Year	Salary	Bonus	Compensation ($)	Total

Ira Levy	2013	$225,000	$100,000	$59,142(1)	$384,143
President CEO and CFO	2012	$225,000	$100,000	$62,068(1)	$387,068

Steven J. Lubman	2013	$225,000	$100,000	$55,308(1)	$380,308
Vice President and Secretary	2012	$225,000	$100,000	$54,233(1)	$379,233

(1) Includes payments for medical insurance, automobile allowance and insurance and life insurance.

Employment Agreements

We have entered into employment agreements with Ira Levy and Steven Lubman, respectively, with terms through July 30, 2015 (renewable each July 30 for an additional one year period), which provides these executives with a base salary of $225,000. Our Compensation Committee may also award Messrs. Levy and Lubman with annual bonuses.

Pursuant to the employment agreements, Messrs. Levy and Lubman are prohibited from engaging in activities which are competitive with us during the duration of their employment with us and for one year following the termination of such employment.   The employment agreements further provide that in the event of a change of control (as defined therein) or a change in ownership of at least 25% of our issued and outstanding stock (if such issuance was not approved by either officer) or if they are not elected to our board of directors and/or are not elected as an officer, then such officer may elect to terminate his employment agreement. If an executive elects to terminate the employment agreement, he will receive 2.99 times his annual compensation (or such other amount then permitted under the Internal Revenue Code of 1986, as amended (the “Code”) without an excess penalty), in addition to the remainder of his compensation under his employment agreement.  In addition, if we make or receive a “firm commitment” for a public offering of our common stock, each officer will receive a warrant to purchase, at a nominal value, up to 9.5% of our common stock, provided such executive does not voluntarily terminate his employment.

The employment agreements provide that the executives will be entitled to the following payments upon the termination of their employment:

(a) Payment upon termination due to disability – if we terminate either of the employment agreements due to any physical or mental illness that prevents the executives from performing the services required by them pursuant to the employment agreements for a continuous period of 4 months or for an aggregate of 6 months during any consecutive 12 month period, then we will pay such executive his base salary then in effect along with all other benefits for a period of 1 year following the date of such termination.

(b) Payment upon termination due to death – upon the death of an executive, we will pay the executive’s estate his base salary then in effect for a period of 1 year following the date of such termination.

(c) Payment upon termination for “cause” – we are not obligated to make any further payments to an executive if we terminate him for “cause.” The term “cause” means an executive’s: (i) reckless disregard to perform his duties as set forth in his employment agreement, (ii) willful malfeasance, or (iii) act of dishonesty with respect to our company.

18

(d) Payment upon termination without “cause” – if we terminate an executive’s employment without cause, then we: (i) are obligated to pay the executive his base salary and bonus for the remainder of the term, and (ii) will continue for the remainder of the term to permit the executive to receive or participate in all fringe benefits available to him pursuant to his employment agreement; provided, however, that any fringe benefits which the executive receives will be reduced by any payments or fringe benefits he receives during the remainder of the term from any other source of employment which is unaffiliated with us.

(e) Payment upon a “change of control” - if an executive elects to terminate his employment in the event of a change of control, we will pay the executive, in addition to the remainder of his annual compensation, a “parachute payment” as defined in Section 280G of the Code in an amount equal to 2.99 times the executive’s annual compensation, including base salary, bonus and other remuneration and fringe benefits, if any.

Director Compensation for Year Ending November 30, 2013

The following table summarizes the compensation for our non-employee board of directors for the fiscal year ended November 30, 2013. All compensation paid to our employee directors is included under the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Alan Plafker	24,000	-	3,870	-	27,870
David Siegel	24,000	-	3,870	-	27,870
Lawrence Chariton	24,000	-	3,870	-	27,870
Gary Jacobs	24,000	-	3,870	-	27,870

Outstanding Equity Awards at November 30, 2013

Name	Number of securities underlying options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Ira Levy	—	250,000	(1)	0.25	May 2015
Steven Lubman	—	250,000	(1)	0.25	May 2015
Ira Levy	—	50,000	(2)	0.82	November 2018
Steven Lubman	—	25,000	(3)	0.82	November 2018

(1) 250,000 options were issued on May 6, 2010 and vested one year after issuance.

(2) 50,000 options were issued on November 27, 2013 and vested immediately.

(3) 25,000 options were issued on November 27, 2013 and vested immediately.

19

STOCKHOLDER PROPOSALS

Stockholder proposals, including director nominations, intended for inclusion in our proxy statement for our 2015 Annual Meeting (expected to be held on or about November 26, 2015) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to us on or before July 29, 2015 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, Continental Stock Transfer & Trust Company, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended November 30, 2013. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address.

  Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact our transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, New York 10004. Promptly upon request, a separate copy of our Annual Report and/or a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, LLC, registered stockholders sharing an address can also (i) notify us that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of common stock of Surge, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

20

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Audit Committee Report” will not be deemed to be “soliciting material” or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the SEC should be directed to Surge Components, Inc., 95 E. Jefryn Blvd., Deer Park, New York 11729, Attention: Investor Relations.

By Order of the Board of Directors
Ira Levy, Chief Executive Officer, President and Director

Deer Park, New York

October 27, 2014

21

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.surgecomponents.com.

SURGE COMPONENTS, INC.

Annual Meeting of Stockholders

Wednesday, November 26, 2014 10:00 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF SURGE COMPONENTS, INC.

The undersigned stockholder of Surge Components, Inc., a Nevada corporation (the “Company”), hereby appoints Ira Levy and Steven Lubman, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held  on November 26, 2014, at the offices of the Company located at 95 E. Jefryn Blvd., Deer Park, New York 11729, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERERIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES, “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION, “FOR” EACH OF THE OTHER PROPOSALS, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

SURGE COMPONENTS, INC.

95 EAST JEFRYN BLVD.

DEER PARK, NEW YORK 11729

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Stock Transfer, 17 Battery Place - 8th floor, New York, New York 10004, Attention: Proxy Department.

VOTE BY E-MAIL

Mark, sign and date your proxy card and send it to proxy@continentalstock.com.

VOTE BY FAX

Mark, sign and date your proxy card and fax it to (212) 509-5152.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors.	☐ Vote FOR ALL	☐ Vote WITHHELD
		nominees	from all
	☐ Lawrence Chariton	(except as from all nominees	nominees
	☐ Gary Jacobs	marked)

2.	Advisory vote on executive compensation.

☐ For ☐ Against ☐ Abstain

3.	Advisory vote on the frequency of the advisory vote on executive compensation.

☐ 3 Years ☐ 2 Years ☐ 1 Year ☐ Abstain

4.	Ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2014.

☐ For ☐ Against ☐ Abstain

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date

Signature (Joint Owners)	Date